SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

[ ] Definitive Information Statement

SAN JOSE INTERNATIONAL INC.
(Name of Registrant as Specified in Charter)

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[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SCHEDULE 14C INFORMATION STATEMENT
Pursuant to Regulation 14C of the Securities Exchange Act
of 1934 as amended

San Jose International Inc.
#1500 - 800 West Pender St.
Vancouver, BC V6C 2V6

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of San Jose International Inc., a Delaware corporation, to the holders of record at the close of business on the record date, July 19, 2004, of the company's outstanding common stock, $.0001 par value per share, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being furnished to such stockholders for the purpose of informing the stockholders in regards to a change of name of our company from "San Jose International Inc." to "GammaCan International Inc.".

Our Board of Directors unanimously approved the change of name to "GammaCan International Inc." on July 5, 2004. Our company thereafter received the consent of a majority of the outstanding shares of our common stock. Our company will, when permissible following the expiration of the twenty-day (20) period mandated by Rule 14c and the provisions of the Delaware General Corporation law, file a Certificate of Amendment changing our name. This amendment will not be filed until after a date which is at least twenty (20) days after the filing and mailing of this Definitive Information Statement.

Our Board of Directors approved the change of name of our company to "GammaCan International Inc." to more accurately reflect our future business. The adoption of the amendment to our Articles of Incorporation will not of itself cause any changes in our capital accounts.

The proposed Certificate of Amendment, attached hereto as Appendix A, will become effective when it is filed with the Delaware Secretary of State. We anticipate that such filing will occur twenty (20) days after this Definitive Information Statement is first mailed to shareholders.

The entire cost of furnishing this Information Statement will be borne by our company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

Our board of directors have fixed the close of business on July 19, 2004 as the record date for the determination of shareholders who are entitled to receive this Information Statement. There were 23,996,512 shares of common stock issued and outstanding on July 19, 2004. We anticipate that this Information Statement will be mailed on or about July 19, 2004 to all shareholders of record as of the record date.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since October 1, 2002, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1. any director or officer of the Company;

2. any proposed nominee for election as a director of the Company; and

3. any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the increase in authorized capital as more particularly described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of the record date, July 19, 2004, we had a total of 23,996,512 shares of common stock ($0.0001 par value per common share) issued and outstanding.

The following table sets forth, as of July 19, 2004, certain information with respect to the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than 5% of our common stock, as well as by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
David Stephens 9830 - 72 Street Edmonton, AB T6A 2W1	135,000(2)	0.56%
Zeev Bronfeld Israel	3,900,006	16.25%
Vered Caplan Israel	3,900,006	16.25%
Directors and Executive Officers as a Group	135,000	0.56%

(1) Based on 23,996,512 shares of common stock issued and outstanding as of July 19, 2004. Except as otherwise indicated, we believe that the beneficial owners of our common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Includes 100,000 shares exercisable at any time for a cost of $0.01 per share pursuant to an option with a private investor and 35,000 owned by 669477 Alberta Ltd., a company wholly owned by Mr. Stephens and his spouse.

AMENDMENT TO THE CORPORATION'S CERTIFICATE

On July 5, 2004, our board of directors approved, subject to receiving the approval of a majority of the shareholders of our common stock, an amendment to our Certificate of Incorporation to change the name of our company from "San Jose International Inc." to "GammaCan International Inc.".

Shareholder approval for the change of name was obtained by written consent of shareholders owning 13,110,012 shares of our common stock, which represented 54.63% on the record date, July 19, 2004. The change of name will not become effective until not less than twenty (20) days after this Information Statement is first mailed to shareholders of our common stock and until the appropriate filings have been made with the Delaware Secretary of State.

DISSENTERS RIGHTS

Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the proposed Amendment to our Certificate of Incorporation.

FINANCIAL AND OTHER INFORMATION

For more detailed information on our company, including financial statements, you may refer to our Form 10-KSB and Form 10-QSB, filed with the SEC. Copies of these documents are available on the SEC's EDGAR database at www.sec.gov or by calling us.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, San Jose International Inc. has duly caused this report to be signed by the undersigned hereunto authorized.

July 19, 2004

SAN JOSE INTERNATIONAL INC.

By:_/s/ David Stephens____________________
David Stephens
President, Secretary, Treasurer and Director

APPENDIX A

STATE of DELAWARE

CERTIFICATE of AMENDMENT of

CERTIFICATE of INCORPORATION

First: That at a meeting of the Board of Directors of San Jose International, Inc., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

Resolved, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof number "FIRST" so that, as amended, said Article shall be and read as follows:

"The name of the corporation is GammaCan International Inc."

Second: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Sections 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favour of the amendment.

Third: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Fourth: That the capital of said corporation shall not be reduced under or by reason of said amendment.

Signed this _____ day of ___________, 2004

 ______________________
DAVID STEPHENS
President, Director and Secretary